Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Solar Mosaic, Inc.
300 Lakeside Drive, 24th Floor
Oakland, California 94612

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Solar Mosaic, Inc. (the “Company”) and Deutsche Bank Securities Inc. (“Deutsche Bank”) and BNP Paribas Securities Corp. and (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of solar assets in conjunction with the proposed offering of Mosaic Solar Loan Trust 2019-2.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).  The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On October 7, 2019, representatives of Deutsche Bank, on behalf of the Company, provided us with a computer-generated solar asset listing, with respect to 6,632 solar assets (the “Solar Asset Listing”).   At the Company’s instruction, we randomly selected 150 solar assets that indicated a date in the “pto_approved_date” field set forth on the Solar Asset Listing (the “Sample Assets”).

Further, on October 17, 2019, representatives of the Company provided us with a computer-generated solar asset data file and related record layout containing data, as represented to us by the Company, as of the close of business September 30, 2019, with respect to 4,423 solar assets, which included each of the Sample Assets (the “Statistical Data File”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Assets relating to the solar asset characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Member of Deloitte Touche Tohmatsu Limited

Characteristics
1.	Loan ID (for informational purposes only)	12.	Choice target date**
2.	State	13.	Origination date
3.	Zip code	14.	First payment date
4.	Choice rate	15.	Maturity date
5.	Standard rate*	16.	Current principal balance
6.	Original term (years)	17.	Estimated annual production (kWh)
7.	Installer	18.	Original FICO score
8.	Original loan amount	19.	Number of days past due
9.	Choice monthly payment	20.	Payment by ACH transfer (yes/no)
10.	Re-amortized monthly payment	21.	Age/seasoning (months)
11.	ITC amount**	22.	Remaining term (months)
* For Sample Assets that indicated an interest rate type of “Dual Rate w/ Check Fee” on the Statistical Data File only.
** For Sample Assets that do not have a “loan_purpose_name” on the Statistical Data File containing "plus."

We compared Characteristics 2. through 7. to the corresponding information set forth on or derived from the “Loan Agreement.”

We compared Characteristics 8. through 15. to the corresponding information set forth on or derived from the “Closing Certificate.”

We compared Characteristics 16. through 20. to the corresponding information set forth on or derived from electronic contract files, prepared, created, and delivered by the Company, from the Company’s servicer system as of September 30, 2019 (collectively, the “Servicer System File”).

With respect to our comparison of Characteristic 21., we recomputed the age/seasoning as the number of months between (i) the origination date (as set forth on the Closing Certificate) and (ii) September 30, 2019.

With respect to our comparison of Characteristic 22., we recomputed the remaining term as the number of months between (i) September 30, 2019 and (ii) the maturity date (as set forth on the Closing Certificate).

For purposes of our procedures and at your instruction:

•
with respect to our comparison of Characteristic 7., an  installer of “Solar Spectrum” as set forth on the Statistical Data File is deemed to be in agreement with an installer of “Sungevity” as set forth on the Loan Agreement;

•	with respect to our comparison of Characteristics 9. and 10., differences of $5.00 or less are deemed to be “in agreement;” and

•	with respect to our comparison of Characteristic 11., differences of $250.00 or less are deemed to be “in agreement.”

The solar asset documents described above, including any information obtained from the indicated servicer system, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Asset Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Asset Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Asset Documents.  In addition, we make no representations as to whether the Asset Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Assets.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above mentioned Asset Documents, except as described in Appendix A.  Supplemental information is contained on Appendix B.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the solar assets underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the solar assets or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  We were not engaged to conduct, and did not conduct, (i) an audit conducted in accordance with generally accepted auditing standards or (ii) an examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

October 22, 2019

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 22, 2019. In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference in choice target date.
2	One difference in first payment date.
3	One difference in maturity date.
4	One difference in remaining term.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 22, 2019

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on the Asset Documents

1	97185	Choice target date	3/4/2021	2/16/2021
2	97185	First payment date	12/4/2019	10/16/2019
3	97185	Maturity date	9/4/2034	8/16/2034
4	97185	Remaining term	179 months	178 months

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.